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                                                                 Exhibit 10.52



                          AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of the 5th day of September, 1997, by and among MEGO MORTGAGE CORPORATION, a Delaware corporation ("Borrower"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), in First Chicago's capacity as Agent and Lender under the "Credit Agreement" (as defined below), BANK UNITED, a federal savings bank ("Bank United") (First Chicago and Bank United in their capacities as Lenders being referred to as the "Initial Lenders") and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (the "New Lender").

                                    RECITALS

         A. Borrower and the Initial Lenders entered into a certain Credit Agreement dated as of June 20, 1997, as amended by letter agreements dated July 1, 1997 and August 26, 1997 (the "Credit Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Pursuant to the terms of the Credit Agreement, the Initial Lenders agreed to provide Borrower with a revolving credit facility in the maximum amount of $40,000,000. The parties hereto desire to amend the Credit Agreement in order to, among other things, (i) admit the New Lender as a "Lender" under the Credit Agreement and increase the maximum amount of the Facility to $55,000,000, (ii) adjust the respective Percentages of the Lenders, and (iii) change certain reporting requirements.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

        1. The foregoing Recitals to this Amendment hereby are incorporated into and made a part of this Amendment.

        2. From and after the "Effective Date", as defined below, each of the Initial Lenders and the New Lender shall be considered a "Lender" under the Credit Agreement and the Loan Documents. Borrower and the Initial Lenders hereby consent to the addition of the New Lender as a Lender. From and after the Effective Date, the New Lender's Commitment and Percentage shall be as shown below the New Lender's signature block on this Amendment and the Aggregate Commitment shall be $55,000,000. The adjusted Percentages for the Initial Lenders are also shown on the signature pages to this Amendment.

        3. The "Effective Date" shall be the date on which all of the following conditions shall have been fulfilled (or waived by the Initial Lenders and New Lender):

                         (i)        no Default or Event of Default then exists;


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                        (ii) Borrower shall have executed and delivered to the
         Agent or its counsel for delivery to the New Lender a Note in the amount of such New Lender's Commitment;

                       (iii) either the Effective Date shall take place on the last day of an Interest Period or the only Advances outstanding on the Effective Date shall be Alternate Base Rate Advances or Fed Funds Advances;

                        (iv) Borrower shall have executed and delivered, or caused to be executed and delivered, to the Agent or its counsel (and, upon receipt from Borrower, the Agent or its counsel shall deliver to the other Lenders) a certificate dated as of the Effective Date signed by Borrower (i) confirming that no Default or Event of Default exists under the Loan Documents; and (ii) representing and warranting that the Loan Documents are then in full force and effect and that, to the best of its knowledge, Borrower then has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents; and

                         (v) Borrower shall have paid to the New Lender an upfront fee equal to one-twentieth of one percent (0.05%) of the New Lender's Commitment.

If the Effective Date has not occurred by October 1, 1997, any Initial Lender or the New Lender may, by written notice to all other parties hereto, elect to terminate this Amendment which thereupon shall have no further force or effect and the Credit Agreement shall continue as if this Amendment had not been executed.

        4. New Lender, on the Effective Date, agrees to purchase from First Chicago and Bank United, in equal shares, and First Chicago and Bank United hereby agree to sell to New Lender in equal shares, without recourse, a portion of the Obligations equal to the New Lender's Percentage of the then outstanding principal balance of all Advances then outstanding and held by the Initial Lenders on the Effective Date prior to the purchase by the New Lender. Such purchase by the New Lender shall not change the aggregate principal amount of all Advances outstanding on the Effective Date. Such purchase shall be effected by wire transfer of immediately available funds in the appropriate amounts to the Agent for remittance to the Initial Lenders on the Effective Date. Borrower irrevocably and unconditionally agrees that from and after the Effective Date the portion of the Obligations so funded by the New Lender shall be evidenced by and shall be deemed to be an Advance by the New Lender under such New Lender's Note as of the date of such purchase and shall be treated as such for purposes of calculating interest and fees accruing from and after the date of such purchase under the Credit Agreement (as amended by this Amendment). All interest and fees accruing on such portion of the Obligations prior to the date of such purchase shall be paid when due to the Agent for remittance to the Initial Lenders in equal shares.

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        5.      Article VI of the Credit Agreement is hereby amended as follows:

                         (i)        the words "As soon as available . . .
        Qualifying Loan, (ii)" in lines 1-5 of Section 6.1(v) are deleted and replaced with "Not later than 45 days after the end of each month, a certificate from an Authorized Officer, with respect to the last day of such month, as to";

                        (ii)        Section 6.1(vii) is deleted;

                       (iii) the words ", including a listing of these specific Eligible Qualifying Loans which become Ineligible Collateral during such month (or partial month, if requested by the Agent as set forth above) due to the existence of a past due payment exceeding the time limit set forth in clause (ii) of the definition of Eligible Qualifying Loan" are added at the end of Section 6.1(ix); and

                        (iv) the words ", as of the end of any calendar month," are deleted from lines 1-2 of Section 6.17.1 and replaced with the words ", at any time".

        6. Article IX of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

                  "9.16 MAXIMUM INTEREST. Notwithstanding the foregoing paragraphs and all other provisions of this Agreement and the Notes, none of the terms and provisions of this Agreement or the Notes shall ever be construed to create a contract to pay to the Lenders for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by the Lenders to the Borrower under applicable state or federal law from time to time in effect, and the Borrower shall never be required to pay interest in excess of such maximum amount. If, for any reason interest is paid hereon in excess of such maximum amount, then promptly upon any determination that such excess has been paid the Lenders will, at their option, either refund such excess to the Borrower or apply such excess to the principal owing under the Notes."

        7. Exhibit G to the Credit Agreement, BORROWING BASE CERTIFICATE, is hereby amended by deleting the words "except for ineligibility due to delinquencies which is addressed on an aggregated basis by an adjustment to the Borrowing Base" from footnote 1 thereto.

        8. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the "Agreement" or the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks. This Amendment shall be effective when it has been executed by Borrower, the Initial Lenders and the New Lender and each party has notified the Agent by telecopy or telephone that it has taken such action.

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         IN WITNESS WHEREOF, the Borrower, the Initial Lenders and the New
Lender have executed this Amendment as of the date first above written.

                                       MEGO MORTGAGE CORPORATION, a
                                       DELAWARE CORPORATION

                                       By:
                                          ------------------------------------
                                       Print Name:
                                                   ---------------------------
                                       Title:
                                             ---------------------------------
                                       1000 Parkwood Circle, Fifth Floor
                                       Atlanta, Georgia  30339
                                       Phone:   (800) 550-6346
                                       Fax:     (800) 694-6346
                                       Attention:  Jeff S. Moore, President




Commitment:  $20,000,000               THE FIRST NATIONAL BANK OF CHICAGO,
Commitment Percentage:  36.3636% INDIVIDUALLY AND AS AGENT
Primary Commitment:  $15,000,000
Swingline Commitment:  $5,000,000
Primary Commitment                     By:
  Percentage:  30.0000%                   -------------------------------------

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                              ----------------------------------
                                                   One First National Plaza
                                                   Chicago, Illinois  60670
                                                   Phone:   (312) 732-1100
                                                   Fax:     (312) 732-6222
                                                   Attention:Ann H. Chudacoff



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Commitment:  $20,000,000               BANK UNITED
Commitment Percentage:  36.3636%
Primary Commitment:  $20,000,000
Swingline Commitment:  -0-             By:
Primary Commitment                         -------------------------------------
  Percentage:  40.0000%

                                       Print Name:
                                                  ------------------------------

                                       Title:
                                              ----------------------------------
                                                 400 Colony Square, Suite 200
                                                 Atlanta, Georgia  30361
                                                 Phone:   (404) 877-9192
                                                 Fax:     (404) 877-9195
                                                 Attention: John D. West
                                                 Regional Director





Commitment:  $15,000,000               GUARANTY FEDERAL BANK, F.S.B.
Commitment Percentage:  27.2728%
Primary Commitment:  $15,000,000
Swingline Commitment:  -0-             By:
Primary Commitment                        --------------------------------------
  Percentage:  30.0000%
                                       Print Name:
                                                  ------------------------------

                                       Title:
                                              ----------------------------------

                                                8333 Douglas Avenue, 11th Floor
                                                Dallas, Texas  75225
                                                Phone:   (214) 360-2845
                                                Fax:     (214) 360-1660
                                                Attention: James Meintjes



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